UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 21, 2009
                                                           ------------

                     FIRST LITCHFIELD FINANCIAL CORPORATION
                     --------------------------------------
               (Exact name of Registrant as Specified in Charter)

           Delaware                    0-28815                  06-1241321
           --------                    -------                  ----------
State or other Jurisdiction          (Commission               (IRS Employer
       of Incorporation)             File Number)            Identification No.)


      13  North Street, Litchfield, Connecticut      06759
      -----------------------------------------      -----
       (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code: (860) 567-8752
                                                           --------------

                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5.  Corporate Governance and Management
            -----------------------------------

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors;
            ------------------------------------------------------------------
            Appointment of Certain Officers; Compensatory Arrangements of
            --------------------------------------------------------------
            Certain Officers.
            -----------------

         On May 21, 2009, the Boards of Directors of First Litchfield Financial Corporation (the "Company") and its wholly-owned subsidiary, the First National Bank of Litchfield (the "Bank"), adopted the First Amendment to Amended and Restated Change of Control Agreement and the First Amendment to Amended and Restated Executive Incentive Retirement Agreement with Joseph J. Greco,
President and Chief Executive Officer of the Company and the Bank, Carroll A. Pereira, Treasurer of the Company and the Senior Vice President and Chief Financial Officer of the Bank, Frederick F. Judd, III, Senior Vice President and Senior Trust and Wealth Management Officer of the Bank and certain other executive officers of the Bank and the First Amendment to Amended and Restated Supplemental Executive Retirement Agreement with Mr. Greco, Ms. Pereira and another executive officer of the Bank.

         On December 12, 2008, the Company received from the Unites States Treasury Department (the "Treasury") through the Troubled Asset Relief Program's Capital Purchase Program the amount of Ten Million Dollars ($10,000,000) and issued to the Treasury Ten Thousand (10,000) shares of its Fixed Rate Cumulative Perpetual Preferred Stock, Series A, par value $0.00001 per share, and a Warrant to purchase One Hundred Ninety-Nine Thousand, Two Hundred Three (199,203) shares of its Common Stock, par value $0.01 per share. The purpose of the amendments to the agreements adopted on May 21, 2009 is to bring them into compliance with
Section 111 of the Emergency Economic Stabilization Act of 2008 (the 2008 Act"), as amended by the American Recovery and Reinvestment Act of 2009 (the "2009 Act"), as they relate to participants in the Capital Purchase Program by providing that no payment shall be made or any benefit provided pursuant to the agreements which, if made or provided, would violate applicable provisions of the 2008 Act, the 2009 Act or compensation standards or regulations enacted by the Treasury pursuant thereto.

         The terms of the amendments to the agreements are as set forth in the form of First Amendment to Amended and Restated Change of Control Agreement, form of First Amendment to Amended and Restated Executive Incentive Retirement Agreement and form of First Amendment to Amended and Restated Supplemental Executive Retirement Agreement, each of which is included as an exhibit to this Report on Form 8-K and is incorporated by reference into this Item 5.02. The foregoing summary of the provisions of these documents is qualified in its entirety by reference thereto.


Section 9. Financial Statements and Exhibits
           ---------------------------------

         Item 9.01  Financial Statements and Exhibits.
                    ---------------------------------

         (a)    Not Applicable.

         (b)    Not Applicable.

         (c)    Not Applicable.


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
         (d)    Exhibits.
                --------

                Exhibit 10.1. Form of First Amendment to Amended and Restated Change of Control Agreement.

                Exhibit 10.2.       Form  of  First  Amendment  to  Amended  and
                                    Restated  Executive   Incentive   Retirement
                                    Agreement.

                Exhibit 10.3. Form of First Amendment to Amended and Restated Supplemental Executive Retirement Agreement.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       FIRST LITCHFIELD FINANCIAL CORPORATION


                                       By  /s/ JOSEPH J. GRECO
                                           Joseph J. Greco
                                           President and Chief Executive Officer

Dated:  May 26, 2009




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